UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 3, 2023

OLYMPIC STEEL, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	0-23320	34-1245650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22901 Millcreek Boulevard, Suite 650 Highland Hills, Ohio	44112
(Address of Principal Executive Offices)	(Zip Code)

(216) 292-3800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	ZEUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01         Entry into a Material Definitive Agreement.

On January 3, 2023, OS Holdings, Inc. (“OS Holdings”), an Ohio corporation and a wholly-owned subsidiary of Olympic Steel, Inc., an Ohio corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Metal-Fab, Inc., a Kansas corporation (“Metal-Fab”), the sellers party thereto (collectively, the “Sellers”) and a representative of the Sellers. Pursuant to the terms of the Purchase Agreement, on January 3, 2023, OS Holdings purchased all of the outstanding shares of capital stock of Metal-Fab from the Sellers for a cash purchase price of $131.0 million, subject to a final working capital adjustment. Metal-Fab, which is based in Wichita, Kansas, is a manufacturer of venting, micro air and clean air products for residential, commercial and industrial applications.

The above summary of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Additionally on January 3, 2023, the Company and certain of its wholly-owned direct and indirect domestic subsidiaries (collectively with the Company, the “Borrowers”) entered into the Joinder and Sixth Amendment to Third Amended and Restated Loan and Security Agreement (the “Sixth Amendment”), with the lenders party thereto (the “Lenders”) and Bank of America, N.A., as agent for the Lenders (the “Agent”).

The Sixth Amendment amends the Third Amended and Restated Loan and Security Agreement, dated as of December 8, 2017 (as amended, the “Loan Agreement”), among the Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Agent, for purposes of, among other things, increasing the commitments under the revolving credit facility from $475.0 million to $625.0 million and joining OS Holdings and Metal-Fab as Borrowers under the Loan Agreement.

The above summary of the Sixth Amendment is qualified in its entirety by reference to the Sixth Amendment, which is attached hereto as Exhibit 4.32 and is incorporated herein by reference.

Item 2.01         Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Purchase Agreement and the acquisition of Metal-Fab is incorporated herein by reference into this Item 2.01.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Sixth Amendment and the Loan Agreement is incorporated herein by reference into this Item 2.03.

Item 9.01         Financial Statements and Exhibits.

(a)         Financial statements of business acquired.

The Company will provide the financial statements required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b)          Pro forma financial information.

The Company will provide the pro forma financial information required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

Exhibit No.	Description
2.2	Stock Purchase Agreement, dated as of January 3, 2023, among Olympic Steel, Inc., OS Holdings, Inc., Metal-Fab, Inc., the sellers party thereto and the representative of the sellers.

4.32
Joinder and Sixth Amendment to Third Amended and Restated Loan and Security Agreement, dated as of January 3, 2023, among Olympic Steel, Inc., Olympic Steel Lafayette, Inc., Olympic Steel Minneapolis, Inc., Olympic Steel Iowa, Inc., Oly Steel NC, Inc., IS Acquisition, Inc., Chicago Tube and Iron Company, B Metals, Inc., MCI, Inc., ACT Acquisition, Inc., SHAQ, Inc., OS Holdings, Inc., Metal-Fab, Inc., the lenders from time to time party thereto and Bank of America, N.A. as Agent for the Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olympic Steel, Inc.

(Registrant)

January 3, 2023	/s/ Richard A. Manson

(Date)	Richard A. Manson
Chief Financial Officer
(Principal Financial and Accounting Officer)